UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 18, 2014

TRIUMPH GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-12235	51-0347963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

899 Cassatt Road, Suite 210		19312
Berwyn, Pennsylvania		(Zip Code)
(Address of principal executive offices)

(610) 251-1000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.
The Annual Meeting of Stockholders of Triumph Group, Inc. (the “Company”) was held on July 18, 2014. The total number of shares represented at the Annual Meeting in person or by proxy was 48,168,020 of the 52,151,782 shares of common stock outstanding and entitled to vote at the Annual Meeting.
The matters that were voted upon at the Annual Meeting, and the number of votes cast for or against/withheld, as well as the number of abstentions and broker non-votes, as to such matter, where applicable, are set forth in the table below. With respect to the election of Paul Bourgon, John G. Drosdick, Ralph E. Eberhart, Jeffry D. Frisby, Richard C. Gozon, Richard C. Ill, William L. Mansfield, Adam J. Palmer, Joseph M. Silvestri, and George Simpson as directors for a term ending at the Company's next annual meeting of stockholders and until their successors are duly elected and qualified, each nominee for director received the number of votes set forth opposite his name.

	Number of Votes
	FOR	AGAINST	ABSTAIN
Candidate
Paul Bourgon	43,105,076	80,783	28,770
John G. Drosdick	43,123,618	61,532	29,479
Ralph E. Eberhart	42,465,167	720,482	28,980
Jeffry D. Frisby	43,054,736	130,639	29,254
Richard C. Gozon	42,601,114	582,731	30,784
Richard C. Ill	40,554,203	2,631,703	28,723
William L. Mansfield	43,075,406	110,494	28,729
Adam J. Palmer	43,084,254	101,346	29,029
Joseph M. Silvestri	42,783,842	401,802	28,985
George Simpson	43,014,117	169,578	30,934

On the approval, by advisory vote, of executive compensation:

FOR	AGAINST	ABSTAIN
42,693,315	482,959	38,355

On the ratification of the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending March 31, 2015:

FOR	AGAINST	ABSTAIN
47,938,773	198,766	30,481
On the basis of the above votes: (i) Paul Bourgon, John J. Drosdick, Ralph E. Eberhart, Jeffry D. Frisby, Richard C. Gozon, Richard C. Ill, William L. Mansfield, Adam J. Palmer, Joseph M. Silvestri, and George Simpson were each duly elected as directors for a term ending at the Company's next annual meeting of stockholders and until their successors are duly elected and qualified; (ii) the compensation paid to the Company's named executive officers was approved on an advisory basis; (iii) the proposal to ratify the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2015 was adopted.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	July 21, 2014	TRIUMPH GROUP, INC.

		By:	/s/ JOHN B. WRIGHT, II
John B. Wright, II
Vice President, General Counsel and Secretary